Jefferies 2016 Industrial Conference

August 11, 2016










AEGION®

Stronger. Safer. Infrastructure.®

Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward looking statements. The Company makes forward-looking statements in this presentation that represent the Company's beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management's beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this presentation, the words "anticipate," "estimate," "believe," "plan," "intend," "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2015 as filed with the Securities and Exchange Commission on February 29, 2016 and in the Company's subsequent Quarterly Reports on Form 10-Q. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, the Company's actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, the Company does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in its filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this presentation are qualified by these cautionary statements.

In addition, some of the market and industry data and forecasts included in this presentation are based upon independent industry sources. Although we believe that these independent sources are reliable, we have not independently verified the accuracy and completeness of this information.

Aegion®, Insituform®, Corrpro®, Fibrwrap®, Tyfo®, Underground Solutions®, Fusible PVC®, Tite Liner®, Stronger. Safer. Infrastructure®, the associated logos and our other trademarks referenced herein are the registered and unregistered trademarks of Aegion Corporation and its affiliates.

AEGION®

Stronger. Safer. Infrastructure.®

Pipeline Infrastructure

Infrastructure Solutions

Water & wastewater pipeline rehabilitation
Structural strengthening



Corrosion Protection

Pipeline corrosion prevention
Oil, gas and mining



Energy Services

Facility maintenance services



AEGION®

Aegion's success is built on market-leading technologies and services

MARKET LEADERS

We have market-leading technologies, industry expertise and scale

INTEGRATED SOLUTIONS

Our approach combines manufacturing, engineering, design and installation

Aegion maintains, rehabilitates and strengthens pipeline infrastructure

SUSTAINABLE GROWTH

We are focused on delivering sustainable long-term growth, improving ROIC and strong cash flow

AEGION®

Stronger. Safer. Infrastructure.®

Organic growth happens when customer focus meets strong execution

Customer Focus

Market-leading technologies and services

Expand the portfolio

Solutions-oriented selling

Execution

Continuous improvement (LEAN)

Best-in-class project management and crew utilization

Leverage vertical integration

Aegion's strategic actions keyed to core competencies

ESTABLISHED LASTING CIPP LEADERSHIP		DIVERSIFICATION STRATEGY		RECURRING REVENUES	PLATFORM EXPANSION

1971 to Present
Municipal water & wastewater pipeline rehabilitation



Insituform® CIPP

Market leader using the Insituform® cured-in-place pipe technology

1991
Oil, gas and mining pipeline protection



Leading provider of the Tite Liner® HDPE system to protect pipelines from highly corrosive and abrasive flows

(HPDE is high density polyethylene)

2009 to 2011
Oil, gas and mining pipeline protection



Pipeline cathodic protection systems



Midstream pipeline Close Interval Survey



Pipe coatings and insulation

2011
Pressure pipe and structure rehabilitation



Tyfo®/Fibrwrap®



Large diameter pressure pipe



Commercial Structures

2013 to 2015
Facility maintenance



Refining, petrochemical and other industrial facilities

Brinderson
A leading provider of maintenance and turnaround services in the U.S. west coast downstream market as well as a source of recurring revenues

2016
Municipal pressure pipe



Fusible PVC®

Market leading Fusible PVC® technology adds to Aegion's municipal pressure pipe portfolio with Insituform® and Tyfo® Fibrwrap®

Aegion's Core Competencies



ENERGY SERVICES
CORROSION PROTECTION
INFRASTRUCTURE SOLUTIONS
VERTICALLY INTEGRATED
MOBILE OPERATIONS
INNOVATIVE TECHNOLOGIES
TURNKEY SOLUTIONS

AEGION®

Aegion has been proactive during times of significant market change

Short-term U.S. Federal Stimulus

2009-2010



PUTTING AMERICA TO WORK
PROJECT FUNDED BY THE American Recovery and Reinvestment Act

2012

Improved Infrastructure Solutions Execution

Operating Income ($M)
NA Water & Wastewater CIPP



1.2
1.0
0.8
0.6
0.4
0.2
0.0
Index to 2009
2009 2010 2011 2012 2013 2014 2015

Operating income is before corporate expense allocation

CIPP=cured-in-place pipe method to rehabilitate wastewater pipelines

BP Horizon Disaster

2010



2012

Insulation coating JV with Wasco Energy



Aegion facility in New Iberia, LA

2016

Shell Appomattox
Pipe coating and insulation contract



International CIPP

Inconsistent bid table in several international markets

Aegion recorded combined operating losses of $27.5 million in 6 markets
2012 through the first nine months of 2014

2014-2015

Exited contracting activities to focus on CIPP product sales



Hong Kong
Water/Wastewater
Contracting
Licensees
3rd Party Product Sales
Distributors
Contracting/3rd Party Product Sales
Office Locations
Office/Manufacturing
Office Closing
Transitioning to 3rd Party Product Sales



Oil Price Collapse



2016

Downsized upstream exposure by approximately $100 million in annual revenues



Central California



Western Canada

Implemented a restructuring to reduce annual costs by approximately $17 million

AEGION

Aegion's mix today addresses near-term opportunities for stable growth and the new reality in the oil markets

Approximately 60% of consolidated revenues come from recurring and demand stable sources

2014

Estimated percent of revenues

Before impact from low oil prices

Primary exposure to oil prices



8%
Other
17%
Upstream
13%
Downstream
23%
Midstream
40%
Municipal
Pipeline

2016 EXPECTATION [1]

Estimated percent of revenues

Actions taken in late 2015 and early 2016 reduced annual upstream revenues by approximately $100 million



Upstream
8%
8%
Other
17%
Downstream
21%
Midstream
45%
Municipal
Pipeline

[1] Excludes contribution from the Shell Appomattox project in 2016

Other category primarily includes commercial structures and mining

AEGION

Near-term growth opportunities exist in two core markets

Infrastructure Solutions

1

Municipal Pipeline Infrastructure

Trenchless Solutions







Expand in the growing trenchless pipe market by building a diversified portfolio of technologies to offer customers a broad set of rehabilitation solutions

Corrosion Protection

2

Oil & Gas Midstream Pipelines

Cathodic Protection Services







Create an asset integrity management program to enhance the methods and formats used to exchange valuable information with customers

Infrastructure Solutions expands in the pressure pipe rehabilitation market

Insituform® CIPP Tyfo® Fibrwrap®
Fusible PVC®
(Underground Solutions)

Markets

Global municipal water, wastewater, and industrial pipelines, commercial buildings and other infrastructure in North America, Asia-Pacific and Europe

Services

Wastewater pipeline rehabilitation, pressure pipe rehabilitation and strengthening, seismic protection, building change of use, structural strengthening for aging bridges and waterfront rehabilitation and storm surge

Strategic Initiatives

Maintain market leadership position in North America wastewater pipeline rehabilitation market; improve productivity; enhance go-to-market strategies; and expand technology offerings and channels to market in the pressure pipe rehabilitation market

Market Strengths

- Leading brands with cured-in-place pipe (CIPP), fiber-reinforced polymers (FRP) and PVC pipe technologies
- Favorable market in North America wastewater pipeline for trenchless rehabilitation; international opportunities to supply high-quality products
- Diverse portfolio of solutions for the pressure pipe market in both municipal and industrial sectors

Operational Strengths

- Superior manufacturing of high-quality products
- Experienced crew-based installation capabilities
- Strong performance culture focused on improving execution

AEGION®

North American municipal pipeline market offers opportunities for sustainable growth

Over $1 billion market for trenchless wastewater CIPP

Estimate low single digit annual growth



$ USD Millions
$1,035
$1,006
$1,050
2013
2014
2015

Source: Aegion Analysis

Over $1 billion market for water pressure pipe trenchless solutions

Estimate mid-single digits annual growth



22%
Pipe Bursting
47%
Other
20%
Spray-on
11%
CIPP

Source: Global Water Intelligence (2015 and 2011), BCC Research

AEGION

EPA consent decree mandates account for a significant portion of the annual spend in the U.S. municipal wastewater CIPP market

United States Consent Decree Locations


CANADA
MEXICO
Washington
Oregon
California
Nevada
Idaho
Montana
Wyoming
Utah
Arizona
Colorado
New Mexico
North Dakota
South Dakota
Nebraska
Kansas
Oklahoma
Texas
Minnesota
Iowa
Missouri
Arkansas
Louisiana
Wisconsin
Illinois
Michigan
Indiana
Ohio
Kentucky
Tennessee
Miss.
Alabama
Georgia
Florida
South Carolina
North Carolina
Virginia
West Virginia
Pennsylvania
New York
Maine
Alaska
Hawaii
Lake Superior
Lake Michigan
Lake Huron
Chicago
Dallas
San Antonio
San Diego
New York
Philadelphia
Washington, D.C.
Sonora
Chihuahua
Coahuila
Durango
Key:
Available CIPP Bid Opportunities Since 2012
(consent decree locations):
$23,000,000.00 to $159,200,000.00
$17,000,000.00 to $22,999,999.00
$8,000,000.00 to $16,999,999.00
$5,100,000.00 to $7,999,999.00
$3,000,000.00 to $5,099,999.00
$2,000,000.00 to $2,999,999.00
$500,000.00 to $1,999,999.00
$0.00 to $499,999.00
U.S. EPA Consent Decree Locations

Infrastructure Solutions active in many of the higher spend markets

AEGION

Underground Solutions' patented trenchless technology effectively rehabilitates pressure pipe

Underground Solutions



Fusible PVC® Pipe

Fusible PVC® pipe is backed by **patented technologies** for the manufacturing and field pipe joining of PVC pipe for pressure and non-pressure applications, primarily in North America

Value Proposition

- **Low profile** restrained joint
- **Fusible PVC® requires less pipe volume and weight** compared to high-density polyethylene (HDPE) alternative
- Connections with Fusible PVC® can be easily accomplished with industry standard couplings and fittings

Business Model

Provides PVC pipe and pipe fusion technical services

- Outsource manufacturing of the **patented formulation of the PVC material** and contract installation of the fused PVC solution
- **Proprietary pipe fusion** is typically self-performed
- Unique **channel to market** through engineering expertise

Acquisition Economics

Aegion acquired Underground Solutions on February 18, 2016

Purchase Price

- $85 million
- $5.3 million for estimated tax benefit of net operating loss carry forwards

2016 Expectations

Contribution to be accretive to EPS, in line with expectations at the time of acquisition[1]

[1] includes a preliminary estimate for amortization of purchased intangibles

AEGION

Underground Solutions expands Infrastructure Solutions' presence in the North America pressure pipe market



Insituform® CIPP
Cured-in-place pipe



Tite Liner®
Thermoplastic lining

Pressure Pipe Portfolio



Fusible PVC®
Pipe bursting, sliplining and HDD



Tyfo® Fibrwrap®
Fiber-reinforced polymers

In 2016, expect revenues of approximately $90 million in the North America pressure pipe market

Corrosion Protection's focus is on long-term integrity of customer assets

Cathodic Protection Services
Pipe Coatings & Insulation
Field Pipe Coatings
Tite Liner®
Thermoplastic Lining

Markets

Oil, gas and mining pipelines, storage tanks and other structures

Services

Pipeline corrosion monitoring and prevention, internal flow assurance, corrosion protection coatings, thermal insulation coatings, protective linings for highly corrosive and abrasive flows

Strategic Initiatives

- Use scale and expertise in corrosion engineering to assemble a broader suite of technologies and services to effectively manage the asset integrity of midstream pipelines
- Enhance platform technologies and go-to-market strategies to provide broader solutions to oil, gas and mining customers
- Target new markets over time with long-term pipeline infrastructure investment opportunities

Corrosion Protection Strengths

- Market-leading technologies and services as well as engineering expertise
- Leading pipeline protection technologies and services positioned in attractive longer-term end markets in North America, the Middle East and South America
  - Differentiated technologies and agile business model can do well when the oil markets eventually recover
- Leverage existing scale to possibly add other midstream pipeline services
- Opportunities for collaborative sales effort in all geographic markets

AEGION

Corrosion Protection platform has market-leading pipe protection technologies



Tite Liner®
THERMOPLASTIC LINING (HDPE)
INTERNAL FIELD JOINT COATING
INTERNAL COATING
EXTERNAL FIELD JOINT COATING
EXTERNAL COATING
CONCRETE COATING
INSULATION COATING
CATHODIC PROTECTION

Pipe Linings

Products:
Tite Liner® thermoplastic lining system

Advantage:
Proprietary and highly efficient installation methods

Geography:
North and South America, the Middle East, North Africa, Australia, South Africa

Competitors:
Unprotected steel, minimal protection coatings or other HDPE linings and exotic metals or thicker linings

MARKET DYNAMICS

Future recovery of oil, gas and mineral demand expected to drive investment and the need for linings to protect pipelines from highly corrosive and/or abrasive flows

Coating Services

Products:
Robotics technology for internal pipe seam inspecting, cleaning and anti-corrosive epoxy coating application; external field coating solutions

Advantage:
Cost savings from fast and efficient patented offshore robotics technology

Geography:
North and South America, the Middle East

Competitors:
Fragmented market with many competitors

MARKET DYNAMICS

Future recovery of oil and gas demand expected to drive onshore and offshore pipeline development, which requires efficient corrosion prevention field coatings

Pipe Coatings

Products:
FBE, 3-layer polyethylene, 3-layer polypropylene, 5-layer glass syntactic polyurethane, concrete, insulation, rubberized asphalt

Advantage:
Full service facilities in Louisiana

Geography:
U.S. Gulf Coast Region

Competitors:
Bredero Shaw and pipe mills producing small-diameter pipe

MARKET DYNAMICS

Several significant discoveries in the Gulf of Mexico provide a source of supply to meet future demand for oil

Cathodic Protection Services

Products:
Engineering design, maintenance, monitoring and installation of cathodic protection systems

Advantage:
Industry leader in corrosion prevention with significant scale

Geography:
North America, the Middle East, Europe

Competitors:
Numerous small companies or regional competitors

MARKET DYNAMICS

Global pipeline development/maintenance remains critical for customers

U.S. safety and environmental regulations should increase spending

AEGION®

Favorable U.S. midstream pipeline market can drive healthy maintenance spend for Corrosion Protection's services

U.S. total installed pipeline miles



512,614
518,833
525,579
600,000
450,000
300,000
150,000
0
Total Miles
2013
2014
2015
Crude and Liquids
Gas Transmission
Gas Gathering

	CAGR	% of Total
Crude and other liquids	3.5%	39%
Gas transmission	-0.3%	58%
Gas gathering	2.5%	3%

Source: PHMSA and Aegion analysis

Why is the U.S. an attractive market for Aegion's cathodic protection services?

- Addressable market of approximately $500 million[1]
- A regulated and fragmented market
- Aegion is the largest and leading provider of cathodic protection services
  - Approximately 75% of services provided are for pipeline maintenance
- Addressable market in Canada is approximately $200 million[1]

[1] Source: Aranca and Aegion Analysis

AEGION

Asset integrity management (AIM) expected to enhance Corrosion Protection's services to customers

Corrosion Protection collects valuable data related to pipeline corrosion integrity

Improve data collection → Create central repository → Build GIS → Value-added services



AssetBase


AssetBase

Geospatial mapping




AEGION
All Rectifiers Influence - mV Shift Coverage

Build capabilities to easily add new pipeline maintenance services

Corrosion Protections' scale and expertise provide the means to develop a robust AIM program

AEGION

Shell Appomattox deepwater oil project



Shell and the Norphlet Play
Gulf of Mexico
Vicksburg
Appomattox
Appomattox host
Gettysburg
Rydberg
10 miles
Shell leasehold
Discovery
Mississippi Canyon
Desoto Canyon

- Located 80 miles offshore
- At a depth of 7,200 feet
- Oil reserve expected to produce an average of 175,000 BOE/day

Aegion's facility to apply pipe coating and new insulation material on over 200 miles of production flow lines and transmission pipelines

AEGION

Energy Services provides high-quality maintenance services with industry leading safety programs

Brinderson Schultz

Markets

North America downstream refining and upstream oil & gas production

Services

Civil, structural, mechanical, electrical and instrumentation maintenance and small capital construction utilizing cost saving productivity tools

Strategic Initiatives

- Leverage strong customer relationships to increase turnaround activities in the West Coast refining market
- Over the next few years, successfully transition current and potential new contract services in California to Energy Services' building trade union (Schultz) as downstream customers comply with California statutory mandate
- Improve operating efficiencies in managing a large work force of highly-skilled labor

Energy Services Strengths

- High-quality maintenance and small capital construction services; productivity improvement tools to optimize customer expenditures
- Best-in-class safety culture
- Experienced leaders with industry knowledge, expertise and strong customer relationships focused on improving facility productivity
- Increases Aegion's sources of recurring revenues through long-term maintenance contracts

Energy Services transformed into a successful maintenance service provider

REFINING: Consumer demand and favorable spreads drive activity


Refinery Locations

California

- Ranks 3rd in U.S. oil production and refining capacity
- Captive market

90% average capacity utilization on West Coast

Aging Infrastructure

Energy Services successfully transitioned to maintenance services

Percentage of revenues


Turnaround
Maintenance
Engineering
Construction
2008
2009
2010
2011
2012
2013
2014
2015

- Successfully grow downstream presence to become the leading maintenance provider on the West Coast
- Master service agreements grew from 7 in 2008 to 60 in 2015
- Proportion of revenues from reimbursable cost is > 95%
- Expanding turnaround maintenance services to meet demand

AEGION

Aegion is well-positioned for a much improved 2H'16 over 1H'16

Expect 2H'16 adjusted EPS to be in line with the result in 2015

Solid backlog and record new orders in N.A. wastewater CIPP market for Infrastructure Solutions

Improved backlog position in the U.S. for Corrosion Protection's cathodic protection services

Planned downstream maintenance hours for Energy Services

Realize the majority of approximately $17 million in annual cost reductions

---

Contributions from Underground Solutions acquisition

Expected Q4'16 start of the Shell Appomattox contract

Several small turnaround events planned for Energy Services in Q4'16

Aegion 2016 Restructuring nearly complete

Aegion Actions

Completed **Downsize Energy Services' operations**

Completed existing contracts and projects in Central California and the Permian Basin

Completed **Sold 51% equity stake in Canadian JV**

Sold interest in BPPC to joint venture partner, MFRI, Inc., for approximately US $9.6 million on 2/1/16

Completed **Right-size Corrosion Protection's operations**

Reduced headcount to compete more effectively in a challenging North America energy market

Completed **Reduced corporate and other operating costs**

Completed cost reductions across the Company

Annual Cost Reductions

- Estimated $6.4 million in cost reductions during 1H'16
- Expect total annual cost reductions of approximately $17 million, ahead of previous estimate of $15 to $16 million

A portion of the reductions will be in cost of sales

Pre-tax Charges

First Half 2016

- $13.5 million related to severance and benefit related costs, lease terminations, relocation costs, office closures and other restructuring costs

Total Expected Charges

- Approximately $15 million is greater than previous estimates and is due to:
  - Additional time to complete existing contracts and projects in Central California
  - Additional headcount reductions in certain operations within Corrosion Protection

Expect final pre-tax charges of approximately $1.5 million in the remainder of 2016

AEGION

Aegion generates substantial cash flow from operating activities

Cash Flow from Operating Activities
($M)


$42
$60
$53
$22
$111
$88
$82
$132
$83
2008
2009
2010
2011
2012
2013
2014
2015
2016 TTM (6/30)

Cash Flow from Operating Activities as a Percent of Non-GAAP Net Income


181%
87%
82%
204%
171%
157%
280%
200%
2009
2010
2011
2012
2013
2014
2015
2016 TTM (6/30)

Priorities for Cash

1. **Pay down debt**
   Approximately $18 million in 2016

2. **M&A**
   Support growth strategies

3. **Share buybacks**
   - Began in 2011
   - Currently executing $20 million board authorization

AEGION

Appendix

Second quarter 2016 operating results reflected challenging market conditions

Consolidated

Revenues
$297.7M (-11.7%)

Adjusted[1] Operating Income
$14.8M (-26.8%)

Adjusted[1] EPS
$0.23 (-34.3%)

	INFRASTRUCTURE SOLUTIONS	CORROSION PROTECTION	ENERGY SERVICES
Primary Markets	Municipal Water, Wastewater, Industrial Pipelines	Oil, Gas, Mining Pipelines	Refineries, Petrochemical, Upstream Facilities, Water Treatment Plants, Industrial Facilities
Revenues	$150.2 million +$1.1M, or +0.7%	$94.4 million -$11.6M, or -10.9%	$53.1 million -$28.9M, or -35.2%
Adjusted Operating Income	$17.2 million -$0.6M, or -3.5%	$(1.5) million -$2.4 million	$(0.9) million -$2.3 million
Adjusted Operating Margin	11.4% -50 bps	(1.6)% -250 bps	(1.6)% -340 bps

[1] Reconciliation of non-GAAP adjusted results are on the subsequent pages of this Appendix

AEGION

Q2’16 revenue performance reflects energy market challenges

Second Quarter Revenue Performance

Infrastructure Solutions



$149.1
$150.2
+0.7%
Q2'15
Q2'16

In USD millions

Continued positive momentum in North American CIPP market

- Low-single-digit revenue growth in North American CIPP market, which accounted for approximately 70% of platform revenues
- Underground Solutions contributed over $10 million in revenues
- Significant headwind from the absence in 2016 of a $13 million industrial pressure pipe project completed in Q2 and Q3 of 2015

Corrosion Protection



$106.0
$94.4
-11.0%
Q2'15
Q2'16

In USD millions

Difficult market conditions in Canada and challenging upstream market

- Revenues for cathodic protection services in the U.S. increased over 11%
- Deteriorating energy market in Canada resulted in an $8 million decline in revenues
- Upstream market challenges also contributed to the revenue decline
- Wind down of several large international projects compared to the prior year quarter
- In Q2’15, $3 million in revenues from the pipe coating facility in Canada, which was sold in February 2016

Energy Services



$82.0
$53.1
-35.3%
Q2'15
Q2'16

In USD millions

Favorable downstream market contrasts with downsizing of upstream operations

- Downsizing of the upstream operations in Central California accounted for approximately 60% of the revenue decline
- Revenues in the downstream market declined because of reduced turnaround activity and one-time clean up and repair work in Q2’15 at the Torrance, California refinery after an incident in early 2015
- Revenue mix now approximately 85% downstream versus 15% upstream

AEGION

Infrastructure Solutions' solid margin result was not enough to offset the impact from the energy markets

Second Quarter Adjusted[1] Gross Margins Performance

Infrastructure Solutions



26.8%
27.6%
+80 bps
Q2'15
Q2'16

Continued strong performance in N.A. CIPP market

- Strong execution in N.A. CIPP market and contributions from Underground Solutions resulted in an 80 bps increase in gross margins
- Flooding in certain parts of the U.S. delayed execution of higher margin medium- and large-diameter CIPP projects
- Headwind in 2016 from strong margin contribution in Q2'15 from a large industrial pressure pipe project

Corrosion Protection



20.6%
18.2%
-240 bps
Q2'15
Q2'16

More challenging upstream market offsets improving U.S. midstream market

- Lack of project activity at the Louisiana pipe coating facility prevented sufficient fix cost absorption
- Canadian market was particularly hard hit by the current energy market environment
- Gross margins for cathodic protection services in the U.S. increased over 200 bps due to improved labor utilization from more activity and better execution

Energy Services



13.6%
9.3%
-430 bps
Q2'15
Q2'16

Higher costs to complete upstream downsizing

- Reduced upstream margins because of higher costs to complete existing contracts related to downsizing activities
- Reduced activity for higher margin turnarounds in Q2'16
- A greater mix of lower margin maintenance work at various refineries

[1] Reconciliation of non-GAAP adjusted results are on the subsequent pages of this Appendix

AEGION

Record cash balance at year-end 2015 helped to fund several acquisitions and share repurchases during 1H'16

Aegion Sources/Uses of Cash



$212
$19
$9
$36
$25
$91
$5
$7
$10
$111
In USD Millions
December 31, 2015
CAPEX
Term Debt
Line of Credit
Share Buybacks
Acquisitions
Divestitures
Other
Operating Cash Flow
June 30, 2016

First Half 2016 vs. 2015

Cash flow from operating activities

- Provided $10 million compared to $58 million source of cash
  - Strong cash flow from the wind down of operations in Asia-Pacific associated with the exit of contracting CIPP operations in 1H'15
  - Temporary increase in DSOs due to pending receipt of approximately $20 million in large international receivables at June 30, 2016
  - DSO comparison excludes Shell Appomattox receipts
- Accounts payable and accrued expenses were a larger use of cash due to timing of vendor payment from a strong Q4'15

Cash flow from investing activities

- Strategic acquisitions totaled $91 million in 1H'16, including $85 million to acquire Underground Solutions on February 18, 2016
- CAPEX was $7 million higher than the prior year
  - Spent approximately $8 million for construction of the advanced coating plant for the Appomattox contract
- Net proceeds of USD $4.6 million, excluding purchase price in notes payable, on February 1, 2016 for the sale of the Company's 51% interest in a Canadian pipe coating facility JV

Cash flow from financing activities

- Approximately $9 million in debt repayments per the terms of the credit agreement
- Repurchased approximately 1.5 million shares for $25.2 million, including repurchases associated with the management incentive equity plan

AEGION

2016 second quarter non-GAAP reconciliation

(in USD thousands, except per share information)	As Reported (GAAP)	Restructuring Charges [1]	Acquisition-Related Expenses [2]	As Adjusted (Non-GAAP)
Cost of Revenues	$ 236,496	$ (10)	$ (2,363)	$ 234,123
Gross Profit	61,190	10	2,363	63,563
Operating Expenses	50,806	(2,029)	-	48,777
Acquisition-Related Expenses	704	-	(704)	-
Restructuring Charges	1,535	(1,535)	-	-
Operating Income	8,145	3,574	3,067	14,786
Other Income/(Expense)	(498)	249	-	(249)
Income before Taxes	4,134	3,823	3,067	11,024
Taxes on Income	941	1,290	1,022	3,253
Net Income (attributable to Aegion Corporation)	$ 3,422	$ 2,533	$ 2,045	$ 8,000
Diluted Earnings per Share	**$ 0.10**	**$ 0.07**	**$ 0.06**	**$ 0.23**

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $10 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $2,029 related to wind-down and other restructuring-related charges; (iii) pre-tax restructuring charges of $1,535 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs in accordance with ASC 420, Exit or Disposal Cost Obligations, and recorded as "Restructuring charges" in the Consolidated Statements of Operations; and (iv) pre-tax restructuring charges for other expense of $249 related to the release of cumulative currency translation adjustments. The vast majority of restructuring charges relate to the 2016 Restructuring.

(2) Includes the following non-GAAP adjustments: (i) inventory step up expense of $2,363 for cost of revenues recognized as part of the accounting for business combinations in connection with the Company's acquisition of Underground Solutions; and (ii) expenses of $704 incurred in connection with the Company's acquisitions of Underground Solutions, selected assets of Fyfe Europe and the CIPP business of Leif M. Jensen A/S and other potential acquisition activity pursued by the Company during the quarter.

Net income Includes non-controlling interests.

AEGION®

2015 second quarter non-GAAP reconciliation

(in USD thousands, except per share information)	As Reported (GAAP)	Restructuring Charges (1)	As Adjusted (Non-GAAP)
Cost of Revenues	$ 265,043	$ (968)	$ 264,075
Gross Profit	72,053	968	73,021
Operating Expenses	57,326	(4,500)	52,826
Restructuring Charges	204	(204)	-
Operating Income	14,523	5,672	20,195
Interest Expense	(2,989)	42	(2,947)
Other Income/(Expense)	778	(20)	758
Income before Taxes	12,390	5,694	18,084
Taxes on Income	3,542	1,327	4,869
Net Income (attributable to Aegion Corporation)	$ 8,684	$ 4,367	$ 13,051
Diluted Earnings per Share	**$ 0.24**	**$ 0.11**	**$ 0.35**

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $968 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $4,500 related to reserves for potentially uncollectible receivables and other restructuring-related charges; (iii) pre-tax restructuring charges of $204 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs in accordance with ASC 420, Exit or Disposal Cost Obligations and recorded as "Restructuring charges" in the Consolidated Statements of Operations; and (iv) pre-tax restructuring charges of $22 related to the write-off of certain other assets.

Net income Includes non-controlling interests.

AEGION

Infrastructure Solutions second quarter non-GAAP reconciliation

(in USD thousands)	Quarter Ended June 30, 2016			Quarter Ended June 30, 2015		
	As-Reported (GAAP)	Adjustments [1]	As Adjusted (Non-GAAP)	As-Reported (GAAP)	Adjustments [2]	As Adjusted (Non-GAAP)
Infrastructure Solutions						
Revenues	$ 150,199	$ -	$ 150,199	$ 149,091	$ -	$ 149,091
Cost of Revenues	111,024	(2,314)	108,710	110,060	(968)	109,092
Gross Profit	39,175	2,314	41,489	39,031	968	39,999
Operating Expenses	24,776	(451)	24,325	26,712	(4,500)	22,212
Acquisition-Related Expenses	704	(704)	-	-	-	-
Restructuring Charges	628	(628)	-	204	(204)	-
Operating Income	$ 13,067	$ 4,097	$ 17,164	$ 12,115	$ 5,672	$ 17,787

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges; (ii) inventory step up expense recognized in connection with the Company's acquisitions of Underground Solutions; and (iii) acquisition expenses incurred primarily in connection with the Company's acquisitions of Underground Solutions, selected assets of Fyfe Europe and the CIPP business of Leif M. Jensen A/S.

(2) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with reserves for potentially uncollectible receivables, early lease termination costs, severance and benefit related costs and other restructuring charges.

AEGION

Corrosion Protection second quarter non-GAAP reconciliation

(in USD thousands)	Quarter Ended June 30, 2016			Quarter Ended June 30, 2015		
	As-Reported (GAAP)	Adjustments [1]	As Adjusted (Non-GAAP)	As-Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)
Corrosion Protection						
Revenues	$ 94,410	$ -	$ 94,410	$ 106,022	$ -	$ 106,022
Cost of Revenues	77,307	(59)	77,248	84,135	-	84,135
Gross Profit	17,103	59	17,162	21,887	-	21,887
Operating Expenses	18,767	(93)	18,674	20,951	-	20,951
Restructuring Charges	805	(805)	-	-	-	-
Operating Income (Loss)	$ (2,469)	$ 957	$ (1,512)	$ 936	$ -	$ 936

(1) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs and other restructuring charges.

AEGION

Energy Services second quarter non-GAAP reconciliation

(in USD thousands)	Quarter Ended June 30, 2016			Quarter Ended June 30, 2015		
	As-Reported (GAAP)	Adjustments [1]	As Adjusted (Non-GAAP)	As-Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)
Energy Services						
Revenues	$ 53,077	$ -	$ 53,077	$ 81,983	$ -	$ 81,983
Cost of Revenues	48,165	-	48,165	70,848	-	70,848
Gross Profit	4,912	-	4,912	11,135	-	11,135
Operating Expenses	7,263	(1,485)	5,778	9,663	-	9,663
Restructuring Charges	102	(102)	-	-	-	-
Operating Income (Loss)	$ (2,453)	$ 1,587	$ (866)	$ 1,472	$ -	$ 1,472

(1) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with the write-off of certain other assets, early lease termination costs, severance and benefit related costs and other restructuring charges.

AEGION